UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

America’s Car-Mart, Inc., a Texas corporation (the “Company”), is furnishing this report to disclose certain information regarding the Company’s customer contract origination, underwriting and servicing standards and procedures as well as certain information relating to the Company’s delinquency, repossession and credit loss experience that the Company has not previously made publicly available. A copy of this information is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in Exhibit 99.1 consists of certain excerpts of materials being provided to prospective investors in connection with a proposed private offering of $400 million in aggregate principal amount of asset-backed securities (the “Offered Notes”), by the Company’s indirect subsidiary, ACM Auto Trust 2022-1, which will issue the Offered Notes.

The exact terms and timing of the proposed offering of the Offered Notes will depend upon market conditions and other factors. The Offered Notes will be the obligation solely of the issuing entity and will not be obligations of, or guaranteed by, the Company.

The Offered Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from, or a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Offered Notes are being offered only to qualified institutional buyers under Rule 144A under the Securities Act.

This Current Report on Form 8-K is not an offer to sell, nor a solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. Any offers of the securities will be made only by means of a full offering memorandum.

In accordance with General Instruction B.2., the information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act. The Company undertakes no obligation to update or revise this information.

Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address the Company’s future objectives, plans and goals, as well as the Company’s intent, beliefs and current expectations regarding future operating performance, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases. These forward-looking statements include, but are not limited to, statements regarding the proposed private offering of the Offered Notes, the contemplated size of the proposed offering of the Offered Notes, possible completion of the proposed offering of the Offered Notes, the Company’s operating policies and procedures, and factors that may impact the Company’s credit loss experience.

These forward-looking statements are based on the Company’s current estimates and assumptions and involve various risks and uncertainties. As a result, you are cautioned that these forward-looking statements are not guarantees of future performance, and that actual results could differ materially from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from the Company’s projections include those risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2021, as well as:

•	changes in the financial markets, including changes in credit markets, interest rates, securitization markets generally and our proposed private offering in particular, that can impact the willingness of investors to buy the Offered Notes and the prices and interest rates that investors may require;
•	adverse developments regarding the Company, its business or the integrated auto sales and finance industry generally, which could impact demand for or pricing of the Offered Notes;

•	general economic conditions in the markets in which the Company operates, including, but not limited to, fluctuations in gas prices, grocery prices and employment levels;
•	business and economic disruptions and uncertainty that may result from any future adverse developments with the COVID-19 pandemic and any efforts to mitigate the financial impact and health risks associated with such developments;
•	the expiration of existing economic stimulus measures or other government assistance programs implemented in response to the COVID-19 pandemic or the adoption of further such stimulus measures or assistance programs;
•	the availability of credit facilities and access to capital on terms acceptable to us to support the Company’s business;
•	the Company’s ability to underwrite and collect its contracts effectively;
•	competition;
•	dependence on existing management; ability to attract, develop and retain qualified general managers;
•	availability of quality vehicles at prices that will be affordable to customers;
•	changes in consumer finance laws or regulations, including, but not limited to, rules and regulations that have recently been enacted or could be enacted by federal and state governments;
•	ability to keep pace with technological advances and changes in consumer behavior affecting the Company’s business;
•	security breaches, cyber-attacks, or fraudulent activity; and
•	the ability to successfully identify, complete and integrate new acquisitions.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Certain excerpts from the Preliminary Offering Memorandum, dated April 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: April 12, 2022	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial Officer)